Alliance Capital Reserves
This is filed pursuant to Rule 497(e).
File Nos. 2-61564 and 811-02835.

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                                     YIELDS
--------------------------------------------------------------------------------

  For current recorded yield information on the Funds, call toll-free (800) 221-9513.

 The Funds are open-end management investment companies with investment objec-tives of safety, liquidity and maximum current income (in the case of Alliance Municipal Trust-General, exempt from Federal income taxes. Alliance Capital Re-serves, Alliance Government Reserves and the General Portfolio of Alliance Mu-nicipal Trust are diversified. This prospectus sets forth the information about each Fund that a prospective investor should know before investing. Please re-tain it for future reference.

 AN INVESTMENT IN A FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOV-ERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

 A "Statement of Additional Information" for each Fund dated November 1, 1995, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by contacting your Investment Officer.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
 CONTENTS

  Expense Information......................................................   2
  Financial Highlights.....................................................   3
  Investment Objectives and Policies.......................................   6
  Purchase and Redemption of Shares........................................   9
  Additional Information...................................................  10
--------------------------------------------------------------------------------

                 [LOGO OF WASHINGTON TRUST BANK APPEARS HERE]


                                  PRESENTS...

                           A CASH MANAGEMENT SERVICE

                                      WITH
--------------------------------------------------------------------------------

    .ALLIANCE CAPITAL RESERVES

    .ALLIANCE GOVERNMENT RESERVES

    .ALLIANCE MUNICIPAL TRUST--
         GENERAL PORTFOLIO
--------------------------------------------------------------------------------

                  Washington Trust Bank Investment Services
                      717 W. Sprague . Spokane, WA 99204
                        509-353-4202 or 1-800-927-0023


                                  PROSPECTUS
                               NOVEMBER 1, 1995

ALCWTPRO5

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                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

  The Funds have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average   ACR   AGR   AMT-GEN
 net assets, after expense reimbursement)                    ---   ----  -------
   Management Fees..........................................  .48%  .48%   .50%
   12b-1 Fees...............................................  .25   .23    .25
   Other Expenses...........................................  .27   .29    .25
                                                             ----  ----   ----
   Total Fund Operating Expenses............................ 1.00% 1.00%  1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   ACR.......................................... $  10    $32     $55     $122
   AGR.......................................... $  10    $32     $55     $122
   AMT--General................................. $  10    $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table for AGR are net of the contractual reimbursement by the Adviser described in this prospectus. The ex-penses before expense reimbursements, would be: Management Fee--.48%, 12b-1 Fees--.25%, Other Expenses--.29% and Total Operating Expenses--1.02%. THE EX-AMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                   (AUDITED)
--------------------------------------------------------------------------------

  The following tables have been audited by McGladrey & Pullen LLP, each of the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in each Fund's Statement of Additional Information. Further information about a Fund's performance is contained in each Fund's annual report, which is available without charge upon request.

                                                      YEAR ENDED JUNE 30,
 ALLIANCE CAPITAL RESERVES  ---------------------------------------------------------------------------------
                             1995    1994    1993    1992    1991    1990    1989    1988     1987     1986
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 Net asset value,
  beginning of period.....   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00    $1.00    $1.00
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income....   .0447   .0255   .0266   .0438   .0662   .0782   .0788   0.0625   0.0549   0.0685
 Net realized gain on
  investments.............     -0-     -0-   .0003   .0013     -0-     -0-     -0-      -0-      -0-      -0-
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 Net increase in net
  assets from operations..   .0447   .0255   .0269   .0451   .0662   .0782   .0788   0.0625   0.0549   0.0685
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 LESS: DISTRIBUTIONS
 Dividends from net
  investment income.......  (.0447) (.0255) (.0266) (.0438) (.0662) (.0782) (.0788) (0.0625) (0.0549) (0.0685)
 Distributions from net
  realized gains..........     -0-     -0-  (.0003) (.0013)    -0-     -0-     -0-      -0-      -0-      -0-
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 Total dividends and
  distributions...........  (.0447) (.0255) (.0269) (.0451) (.0662) (.0782) (.0788) (0.0625) (0.0549) (0.0685)
                            ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
 Net asset value, end of
  period..................   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00    $1.00    $1.00
                            ======  ======  ======  ======  ======  ======  ======  =======  =======  =======
 TOTAL RETURNS
 Total investment return
  based on:
  Net asset value(a)......    4.57%   2.58%   2.73%   4.61%   6.84%   8.14%   8.20%    6.45%    5.64%    7.09%
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (in millions)...........  $3,024  $2,417  $2,112  $1,947  $1,937  $1,891  $1,536   $1,392   $1,458   $1,198
 Ratio to average net
  assets of:
  Expenses, net of waivers
   and reimbursements.....    1.00%   1.00%   1.00%   1.00%    .97%    .88%    .95%     .95%     .99%    1.01%
  Expenses, before waivers
   and reimbursements.....    1.03%   1.03%   1.00%   1.00%    .97%    .98%   1.05%    1.05%    1.09%    1.11%
  Net investment
   income(b)..............    4.51%   2.57%   2.65%   4.37%   6.62%   7.82%   7.87%    6.26%    5.50%    6.85%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of waivers and reimbursements.

ALLIANCE GOVERNMENT                                     YEAR ENDED JUNE 30,
RESERVES                  ----------------------------------------------------------------------------------------
                           1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, begin-
 ning of period.........  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...    .0439    .0244    .0256    .0421    .0640    .0765    .0774   0.0612   0.0541   0.0659
Net realized gain on in-
 vestments..............      -0-      -0-    .0001      -0-      -0-    .0001      -0-      -0-      -0-      -0-
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase in net
 assets from operations.    .0439    .0244    .0257    .0421    .0640    .0766    .0774   0.0612   0.0541   0.0659
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS: DISTRIBUTIONS
Dividends from net in-
 vestment income........   (.0439)  (.0244)  (.0256)  (.0421)  (.0640)  (.0765)  (.0774) (0.0612) (0.0541) (0.0659)
Distributions from net
 realized gains.........      -0-      -0-   (.0001)     -0-      -0-   (.0001)     -0-      -0-      -0-      -0-
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total dividends and dis-
 tributions.............   (.0439)  (.0244)  (.0257)  (.0421)  (.0640)  (.0766)  (.0774) (0.0612) (0.0541) (0.0659)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, end of
 period.................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURNS
Total investment return
 based on:
 net asset value(a).....     4.48%    2.48%    2.60%    4.30%    6.61%    7.96%    8.04%    6.31%    5.56%    6.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in millions)..........   $2,514   $2,061   $1,783   $1,572   $1,070     $584     $522     $315     $260     $254
Ratio to average net as-
 sets of:
Expenses, net of waivers
 and reimbursements.....     1.00%    1.00%    1.00%     .95%     .89%     .88%     .88%     .80%     .95%    1.00%
Expenses, before waivers
 and reimbursements.....     1.05%    1.04%    1.02%     .97%     .93%     .98%     .98%     .90%    1.05%    1.10%
Net investment
 income(b)..............     4.42%    2.46%    2.55%    4.17%    6.28%    7.65%    7.86%    6.13%    5.41%    6.58%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of waivers and reimbursement.

                                                           GENERAL PORTFOLIO
ALLIANCE MUNICIPAL TRUST  ------------------------------------------------------------------------------------------------
                                     YEAR ENDED JUNE 30,                      SIX MONTHS      YEAR ENDED DECEMBER 31,
                          -------------------------------------------------      ENDED      ------------------------------
                           1995       1994    1993    1992    1991    1990   JUNE 30, 1989   1988    1987    1986    1985
                          ------     ------  ------  ------  ------  ------  -------------  ------  ------  ------  ------
Net asset value,
 beginning of period....  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00  $ 1.00  $ 1.00
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..    .028       .018    .020    .034    .046    .055       .030        .047    .041    .044    .049
 Net realized and
  unrealized loss on
  investments...........   (.003)       -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-     -0-     -0-
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
 Net increase in net
  asset value from
  operations............    .025       .018    .020    .034    .046    .055       .030        .047    .041    .044    .049
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
ADD: CAPITAL
 CONTRIBUTIONS
 Capital Contributed by
  the Adviser...........    .003        -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-     -0-     -0-
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....   (.028)     (.018)  (.020)  (.034)  (.046)  (.055)     (.030)      (.047)  (.041)  (.044)  (.049)
                          ------     ------  ------  ------  ------  ------     ------      ------  ------  ------  ------
 Net asset value, end of
  period................  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00  $ 1.00  $ 1.00
                          ======     ======  ======  ======  ======  ======     ======      ======  ======  ======  ======
TOTAL RETURNS
 Total investment return
  based on net asset
  value(a)..............    2.83%(c)   1.81%   2.05%   3.48%   4.71%   5.65%      6.13%(b)    4.81%   4.18%   4.50%   5.04%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (in millions)..  $1,189     $1,134  $1,016    $914    $883    $798       $695        $633    $690    $794    $374
 Ratio to average net
  assets of:
 Expense, net of waivers
  and reimbursements....     .94%       .92%    .92%    .92%    .89%    .83%       .84%(b)     .83%    .80%    .80%    .85%
 Expense, before waivers
  and reimbursements....     .95%       .94%    .94%    .95%    .95%    .93%       .94%(b)     .93%    .90%    .90%    .95%
 Net investment
  income(d).............    2.78%      1.80%   2.02%   3.40%   4.57%   5.50%      5.96%(b)    4.69%   4.08%   4.31%   4.87%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Annualized.
(c) The capital contribution by the Adviser has no effect on total return.
(d) Net of expenses reimbursed or waived by the Adviser.

  From time to time each Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. For ACR dividends for the seven days ended June 30, 1995 amounted to an annualized yield of 5.12%, equivalent to an effective yield of 5.25%. For AGR dividends for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 4.97%, equivalent to an effective yield of 5.10%. Absent such reimbursement, the annualized yield for such period would have been 4.95%, equivalent to an effective yield of 5.08%. Dividends for the General Portfolio of AMT for the seven days ended June 30, 1995 amounted to an annualized yield of 3.25%, equivalent to an effective yield of 3.30%.

--------------------------------------------------------------------------------
                    INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  The investment objectives of each of the Funds are--in the following order of priority--safety of principal, excellent liquidity and, to the extent con-sistent with the first two objectives, maximum current income [exempt from Federal income taxes, in the case of Alliance Municipal Trust--General Portfo-lio ("AMT--General")]. As a matter of fundamental policy, each Fund, pursues its objectives by maintaining a portfolio of high-quality money market securi-ties all of which at the time of investment have remaining maturities of one year or less, which maturities may extend to 397 days. While the fundamental policies described above and the "other fundamental investment policies" de-scribed below may not be changed without shareholder approval, each Fund may upon notice to shareholders, but without such approval, change nonfundamental investment policies or create additional classes of shares in order to estab-lish portfolios which may have different investment objectives. There can be no assurance that any Fund's objectives will be achieved.

  The Funds will comply with Rule 2a-7 of the Investment Company Act of 1940, (the "1940 Act") amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule. The average maturity of each Fund's portfolio cannot exceed 90 days. A more detailed description of Rule 2a-7 is set forth in each Fund's Statement of Additional Information.

ALLIANCE CAPITAL RESERVES

  The money market securities in which Alliance Capital Reserves "ACR" invests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Govern-ment"); (2) certificates of deposit, bankers' acceptances and interest bearing savings deposits issued or guaranteed by banks or savings and loan associa-tions having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Ad-viser to be of quality equivalent to that of other such instruments in which the Fund may invest; (3) commercial paper of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by compa-nies having outstanding debt securities rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's] and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. These agree-ments are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or State Street Bank and Trust Company, ACR's Custodian, and would create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. ACR may also invest in certificates of deposit issued by, and time deposits maintained at, foreign branches of domes-tic banks described in (2) above and prime quality dollar-denominated commer-cial paper issued by foreign companies meeting the criteria specified in (3) above.

  ACR may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of ACR. Re-stricted securities are securities subject to contractual or legal restric-tions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933 (the "Securities Act"). The Fund may purchase restricted securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act and, in each case, determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund.

  ACR may invest in asset-backed securities that meet its existing diversifi-cation, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a benefi-cial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corpora-tion.

Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is ACR's current intention to limit its investment in such securities to not more than 5% of its net assets.

  Other Fundamental Investment Policies. To maintain portfolio diversification and reduce investment risk, ACR may not: (1) invest more than 25% of its as-sets in the securities of issuers conducting their principal business activi-ties in any one industry although there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest bearing savings deposits; (2) invest more than 5% of its assets in securities of any one issuer (except the U.S. Government) although with re-spect to one-quarter of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any is-suer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Government); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in ag-gregate amounts not exceeding 15% of its assets and to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests; or (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give ACR the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the fu-ture.

ALLIANCE GOVERNMENT RESERVES

  The securities in which Alliance Government Reserves ("AGR") invests are:
(1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"), in-cluding issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securi-ties or State Street Bank and Trust Company, the Fund's Custodian, and would create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Fund may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund.

  Other Fundamental Investment Policies. To maintain portfolio diversification and reduce investment risk, AGR may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggre-gate amounts not exceeding 10% of its assets and to be used exclusively to fa-cilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and it will not purchase any investment while any such borrowings exist; or (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to se-cure such borrowings.

ALLIANCE MUNICIPAL TRUST

GENERAL PORTFOLIO

  The investment objectives of AMT-General are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. As a matter of fundamental policy, AMT-General pursues its objectives by investing in high quality municipal securities having remaining maturities of one year or less, which maturities may extend to 397 days and, except when AMT-General assumes a temporary defensive position, at least 80% of its total assets will be invested in such securities (as opposed to the taxable investments described below). While the fundamental policies described above and the "other fundamental investment policies" identified below may not be changed for the Portfolio without the approval of its shareholders, the other investment policies set forth in this prospectus may be changed upon notice but without such approval. Normally, substantially all of the Portfolio's income will be tax-exempt as described below (e.g., for 1994, 100% of the income of the Portfolio was exempt from Federal income taxes. The average weighted maturity of the Portfolio cannot exceed 90 days. The Fund may in the future establish additional portfolios which may have different investment objectives.

  AMT-General seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high quality municipal securities. Such income may be subject to state or local income taxes.

  AMT-General may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal secu-rities. See below, "Daily Dividends, Other Distributions, Taxes."

  Municipal Securities. The municipal securities in which AMT-General invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have ma-turities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various sea-sonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are se-cured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

  AMT-General may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of AMT-General to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 bil-lion. The letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of AMT-General's total assets.

  All of AMT-General's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corpora-tion (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of compara-ble quality. Securities must also meet credit standards applied by the Advis-er.

  AMT-General also may invest in stand-by commitments, which may involve cer-tain expenses and risks, but such commitments are not expected to comprise more than 5% of AMT-General's net assets. AMT-General may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custodian will maintain, in a separate account of AMT-General, liquid high-grade debt securities having value equal to, or greater than, such when-issued securi-ties. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but de-livery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the pur-chase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to AMT-General.

  Taxable Investments. The taxable investments in which AMT-General may invest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

  Other Fundamental Investment Policies. To reduce investment risk, AMT-Gen-eral may not (1) invest more than 25% of its total assets in municipal securi-ties whose issuers are located in the same state or in municipal securities the interest upon which is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets AMT-General may invest up to 10% per issuer, and (3) purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

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                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

OPENING ACCOUNTS

  Instruct your Investment Officer to open an ACR, AGR, or AMT-General account in connection with your Investment Services account. The minimum initial investment is $1,000.

SUBSEQUENT INVESTMENTS

 A. BY CHECK OR DRAFT

  Send your check or negotiable draft for $100 or more to Investment Services. Please make your check payable to Washington Trust Bank (WTB) and indicate your Investment Services account number on your check or draft.

 B. AUTOMATIC SWEEP

  Washington Trust Bank has available a sweep which automatically links a Fund to a Customer's Investment Services account. If you elect the sweep arrangement, Washington Trust Bank will sweep into your account all cash balances of $100 or more on a daily basis. Balances under $100 are swept weekly.

 C. BY TELEPHONES

  Customers may transfer amounts of $100 or more from their Washington Trust Bank Checking or Savings account to their Fund account by calling Investment Services. Additionally, cash that has come into your Investment Services account from proceeds of sales or any other source can be moved into your Fund account by calling Investment Services each time you know there is a cash balance.

REDEMPTIONS

 A. BY CHECK-WRITING

  You may order check-writing for your Fund account simply by completing a Signature Card and returning it to Investment Services. Although checks may be made payable to any payee, they must be written for amounts of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. There is no charge for check-writing.

 B. BY AUTOMATIC SWEEP

  If you elect the sweep arrangement, money will automatically be transferred from your Fund account whenever a debit balance is created in your Investment Services account. In the case of purchases, the automatic transfer will occur on settlement date.

 C. BY TELEPHONE

  Customers may transfer amounts of $100 or more from their Fund account to their Washington Trust Bank Checking or Savings account by calling Investment Services. Alternatively, you may instruct Investment Services to make payment to you with a Washington Trust Bank Check.

--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Fund is calculated by taking the sum of the value of that Fund's investments (amor-tized cost value is used for this purpose) and any cash or other assets, sub-tracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

  TIMING OF INVESTMENTS AND REDEMPTIONS. The Funds have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day of your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

  During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 11 of this prospectus. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Neither the Funds nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

  Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

  DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of that Fund of record via automatic investment in additional full and fractional shares of that Fund in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in its net asset value and are not included in net income.

  Distributions to you out of tax-exempt interest income earned by AMT-General are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from in-terest on municipal securities subject to the AMT will be a specific prefer-ence item for purposes of the Federal individual and corporate AMT. Distribu-tions out of taxable interest income, other investment income, and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distribu-tions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Funds will send you tax in-formation stating the amount and type of all its distributions for the year just ended.

  THE ADVISER. Each Fund retains Alliance Capital Management L. P., 1345 Ave-nue of the Americas, New York, NY 10105 under separate Advisory Agreements to provide investment advice and, in general, to supervise its management and in-vestment program, subject to the general control of the Trustees of each Fund. For the fiscal year ended June 30, 1995, ACR, AGR and AMT-General each paid the Adviser an Advisory fee at an annual rate of .46, .46 and .50 of 1% of the average daily value of the respective Fund's (or Portfolio's) net assets.

  Under a Distribution Services Agreement (the "Agreement"), each Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate av-erage daily net assets. For the fiscal year ended June 30, 1995, ACR, AGR and AMT-General each paid the Adviser a distribution services fee at an annual rate of .25, .23 and .24 of 1%, respectively, of the average daily value of the net assets of each Fund (or Portfolio). Substantially all such monies (to-gether with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for ad-ministrative and accounting services provided to the Funds, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing the Funds' shares. The Funds believe that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Funds or their shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

  The Adviser will reimburse each Fund to the extent that aggregate operating expenses of that Fund (including the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

  CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Com-pany, P.O. Box 1912, Boston, MA 02105, is the Funds' Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Funds' Transfer Agent and Distributor, respectively.

  FUND ORGANIZATION. AGR and ATR (not offered by this prospectus) are series of Alliance Government Reserves which is a diversified open-end management in-vestment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in October 1984, having previously been a Mary-land corporation since its formation in December 1978. ACR and AMR (not of-fered by this prospectus) are series of Alliance Capital Reserves, a diversi-fied open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in April 1978. AMT-General is a diversified series of Alliance Municipal Trust consisting of six other series not offered by this prospectus, which is also an open-end manage-ment investment company registered under the 1940 Act. The Fund was reorga-nized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since its formation in January 1983. Each such invest-ment company is organized as a Massachusetts business trust. Each Fund's ac-tivities are supervised by its Trustees. Normally, shares of each series of Alliance Municipal Trust, Alliance Government Reserves and Alliance Capital Reserves are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachu-setts law does not require annual meetings of shareholders and it is antici-pated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trust-ees.

  REPORTS. You receive semi-annual and annual reports for your Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

  Since this Prospectus sets forth information about all the Funds, it is the-oretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund.